EXHIBIT 99.2

[Marsh & McLennan Companies Logo]




                       MMC ANNOUNCES ACQUISITION OF KROLL





Marsh * Putnam * Mercer                                         MAY 18, 2004
Marsh & McLennan Companies

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TRANSACTION OVERVIEW
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[] MMC will acquire Kroll for $37 per share, a total consideration of $1.9 billion in cash.

[] 27.8% premium over the 20-day average Kroll stock price

[] 31.7% premium above the closing price on May 18, 2004.

[] Acquisition requires approval of Kroll's shareholders and regulatory clearance under the Hart Scott Rodino Act.


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MARSH RISK CONSULTING AND SERVICES OVERVIEW
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[] Consulting and Advisory

    - Approximately 1,750 risk consultants in 37 countries

    - Four core practices:

       () Operations and Assets Risk Consulting

       () Workplace Risk Consulting

       () Business Risk Consulting

       () Claims Consulting and Forensic Accounting

[] Processing Services

    - Approximately 3,000 employees

    - Two core practices:

       () Risk Technologies

       () Third-Party Claims Administration


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KROLL OVERVIEW
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[] Kroll is the largest and best-known security investigation and risk mitigation solutions provider in the world.

[] Founded in 1972, Kroll is a global provider of diversified risk management services to over 35,000 clients.

[] Over one-third of revenues are derived from international operations.

[] 3,200 employees

[] Kroll's four primary business segments have leading positions in growing markets.

    - Consulting Services

    - Corporate Advisory and Restructuring Services

    - Background Screening Services

    - Technology Services


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KROLL INTEGRATED SERVICES
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[Kroll Diagram]

CONSULTING SERVICES (38%)
[] Investigations
[] Intelligence
[] Security Services
[] Forensic Accounting
[] Business Valuation
[] Litigation Support

BACKGROUND SCREENING (24%)
[] Background Checks
[] Business and Consumer Credit Reports
[] Substance Abuse Testing
[] Vendor Screening
[] Claims Integrity & Identity Fraud Solutions

CORPORATE ADVISORY & RESTRUCTURING (23%)
[] Corporate Restructuring
[] Operational Turnaround
[] Strategic Advisory Services
[] Financial Crisis Management
[] Corporate Finance

TECHNOLOGY SERVICES (15%)
[] Electronic Discovery
[] Data Recovery
[] Computer Forensics
[] Software Solutions
[] New Opportunities


Percentages are relative revenue distribution
Source: First quarter 2004 10-Q


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STRATEGIC RATIONALE
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[] MMC gains immediate market leadership in the following areas:

    - Business Intelligence             - Forensic Accounting
      and Investigation

    - Data Recovery                     - Debtor Advisory

    - Drug Screening                    - Electronic Evidence Discovery

    - Financial Crisis Management       - Mortgage and Residential Screening

[] All four of Kroll's main businesses have strategic fit across the Marsh and Mercer organizations.

    - Kroll's Consulting Services and Technology Services groups can meaningfully strengthen Marsh's post-event services strategy.

    - Kroll's Background Screening Services can augment Marsh's Risk Consulting workforce solutions.

[] MMC acquires multiple high growth businesses.

[] Kroll is one of the most recognized security brands in the world, with a name that is well known internationally.

    - Kroll is considered the standard for business intelligence and investigation.

[] Kroll Zolfo Cooper is a premier name in financial restructuring services.


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STRATEGIC RATIONALE
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[] Kroll's complementary client base:

    - 350 of the Fortune 500

    - 237 of the largest 250 law firms

    - The U.S. Department of Justice, the United Nations and many U.S. and foreign government agencies.

[] Businesses have high organic growth rates, attractive margins.

[] MMC can enhance its current service offerings with Kroll's products.

    - MMC can directly offer several services, such as litigation support and security services, that it currently outsources to third parties.

    - MMC can expand its employee benefit services and workers' compensation practices to include employment and vendor screening services.

[] Similarly, MMC can leverage its existing insurance services and consulting knowledge base in providing additional services to current Kroll clients.


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STRATEGIC RATIONALE
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[] MMC has identified many revenue growth possibilities.

    - Primarily related to revenue enhancement opportunities in Kroll's Consulting Services Group, including:

       () Increased utilization of consultants due to larger scale and larger projects

       () Applying Marsh forensic accounting expertise to litigation

       () Business intelligence and investigations services sold to Marsh clients

       () Security services, which are currently outsourced by Marsh for its clients, can be provided by Kroll.

    - Collaboration opportunities exist for Kroll's Corporate Advisory and Restructuring Group and Technology Services Group with Marsh's client base.

[] MMC has also identified selected cost savings.

    - Primarily related to corporate cost reductions.

    - Operational efficiencies at Marsh Risk Consulting and Marsh Crisis Consulting.


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KROLL DRIVERS OF GROWTH
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[] CONSULTING SERVICES GROUP

    - Increased capital markets and governance/compliance activity

    - Courts requiring monitoring and compliance

    - Electronic evidence discovery leads to the sale of investigations, intelligence and litigation consulting assignments

    - Expanding scale and complexity of litigation

    - Valuation services require independence

    - Commercial security risk expanding globally, including terrorism

    - Global corporations seeking sole-source provider

[] CORPORATE ADVISORY AND RESTRUCTURING GROUP

    - Increased level of bankruptcy and business failures

    - Assignments are multinational due to globalization

    - Country and specific sector issues

    - Larger usually means more complex; recoveries take longer

    - Movement toward business rescue and away from liquidation

    - U.K. legislative changes moving towards U.S. model


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KROLL DRIVERS OF GROWTH
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[] BACKGROUND SCREENING GROUP

    - Government requirements for background screening

    - Improving employment environment

    - Increased focus on security

    - Cross-selling opportunities

    - Proven ability to integrate acquisitions in both mortgage screening and background screening

    - Predisposition to outsourcing by the Federal Government

    - Opportunities for a screening provider that can address issues globally

[] TECHNOLOGY SERVICES GROUP

    - Litigation discovery process demands paper capabilities and increasingly electronic solutions.

    - Regulators are requiring electronic discovery in complex mergers and acquisitions transactions and civil investigative demands.

    - Online document review has become widely accepted, approaching the status of a de facto standard.

    - The on-line review standard is driving the industry towards a complete evidence management solution.


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KROLL FINANCIAL HISTORY
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                                        2003            2002
                                        ----            ----

Revenue (millions)                      $485            $284

Expense (millions)                      $405            $252

Operating Income (millions)              $80             $32

Operating Margin                        16.5%           11.2%


Source: Kroll Annual Report


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INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS
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Any presentation relating to this material contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements may include, without limitation, discussions concerning revenues, expenses, earnings, cash flow, capital structure, pension funding, and the adverse consequences arising from market-timing issues at Putnam, including fines and restitution, as well as market and industry conditions, premium rates, financial markets, interest rates, foreign exchange rates, contingencies, and matters relating to MMC's operations and income taxes. Such forward-looking statements are based on available current market and industry materials, experts' reports and opinions, and long-term trends, as well as management's expectations concerning future events impacting MMC. Forward-looking statements by their very nature involve risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by any forward-looking statements contained herein include, in the case of MMC's risk and insurance services business, changes in competitive conditions, movements in premium rate levels, the conditions for the transfer of commercial risk and other changes in the global property and casualty insurance markets, natural catastrophes, mergers between client organizations, and insurance or reinsurance company insolvencies. Factors to be considered in the case of MMC's investment management business include changes in worldwide and national equity and fixed income markets, actual and relative investment performance, the level of sales and redemptions, and the ability to maintain investment management and administrative fees at historic levels; and with respect to all of MMC's activities, changes in general worldwide and national economic conditions, the impact of terrorist attacks, changes in the value of investments made in individual companies and investment funds, fluctuations in foreign currencies, actions of competitors or regulators, changes in interest rates or in the ability to access financial markets, developments relating to claims, lawsuits and contingencies, prospective and retrospective changes in the tax or accounting treatment of MMC's operations, and the impact of tax and other legislation and regulation in the jurisdictions in which MMC operates. In addition, there are risks and uncertainties relating to MMC's ability to integrate Kroll's Business successfully and realize expected synergies; the continued strength of Kroll's relationships with its employees, suppliers, and customers; and the accuracy of the basis for the forecasts relating to Kroll's business.

Forward-looking statements speak only as of the date on which they are made, and MMC undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Please refer to Marsh & McLennan Companies' 2003 Annual Report on Form 10-K for "Information Concerning Forward-Looking Statements," its reports on Form 8-K, and quarterly reports on Form 10-Q.

MMC is committed to providing timely and materially accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, MMC and its operating companies use their websites to convey meaningful information about their businesses, including the anticipated release of quarterly financial results and the posting of updates of assets under management at Putnam. Monthly updates of total assets under management at Putnam will be posted to the MMC website the first business day following the end of each month. Putnam posts mutual fund and performance data to its website regularly. Assets for most Putnam retail mutual funds are posted approximately two weeks after each month-end. Mutual fund net asset value (NAV) is posted daily. Historical performance and Lipper rankings are also provided. Investors can link to MMC and its operating company websites through www.mmc.com.


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